Exhibit 10.2

SUPPLEMENT NO. 1 dated as of October 30, 2013 to the Guaranty and Collateral Agreement (the “Collateral Agreement”) dated as of May 10, 2012, among RADIATION THERAPY SERVICES HOLDINGS, INC., a Delaware corporation (“Parent”), RADIATION THERAPY SERVICES, INC., a Florida corporation (“Borrower”), each subsidiary of Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”); the Subsidiary Guarantors and Borrower are referred to collectively herein as the “Grantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, (“Wells Fargo”), as Collateral Agent (in such capacity, the “Collateral Agent”).

A.                                    Reference is made to the Credit Agreement dated as of May 10, 2012 (as amended and restated pursuant to the Amendment Agreement dated as of August 28, 2013 and effective as of August 29, 2013 among Parent, Borrower and Wells Fargo, as Administrative Agent and subsequently amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, Borrower, the lenders from time to time party thereto, Wells Fargo, as Administrative Agent and the other financial institutions party thereto.

B.                                    Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C.                                    The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.14 of the Collateral Agreement provides that additional Subsidiaries of Borrower may become Subsidiary Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (the “New Subsidiaries” and each, a “New Subsidiary”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become Subsidiary Guarantors under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiaries agree as follows:

SECTION 1.                            In accordance with Section 7.14 of the Collateral Agreement, each New Subsidiary by its signature below becomes a Subsidiary Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Grantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary.  Each reference to a “Subsidiary Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include each New Subsidiary. The Collateral Agreement is hereby incorporated in this Agreement by reference.

SECTION 2.                            Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.                            This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or Adobe PDF email shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.                            Each New Subsidiary hereby represents and warrants that set forth (a) under its signature hereto is (i) the true and correct legal name of such New Subsidiary, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number and its organizational identification number and (iv) the location of its chief executive office and (b) on Schedule I hereto all Capital Stock, Instruments, Copyright, Patent and Trademark registrations, applications and licenses owned by such New Subsidiary.

SECTION 5.                            Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6.                            THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                            Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.                            All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

I-2

IN WITNESS WHEREOF, the New Subsidiaries and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

ONCURE HOLDINGS, INC.
ONCURE MEDICAL CORP.
CHARLOTTE COMMUNITY RADIATION
ONCOLOGY, INC.
COASTAL ONCOLOGY, INC.
ENGLEWOOD ONCOLOGY, INC.
FOUNTAIN VALLEY & ANAHEIM RADIATION
ONCOLOGY CENTERS, INC.
INTERHEALTH FACILITY TRANSPORT, INC.
JAXPET, LLC
JAXPET/POSITECH, L.L.C.
MANATEE RADIATION ONCOLOGY, INC.
MICA FLO II, INC.
MISSION VIEJO RADIATION ONCOLOGY MEDICAL GROUP, INC.
POINTE WEST ONCOLOGY, LLC
RADIATION ONCOLOGY CENTER, LLC
SANTA CRUZ RADIATION ONCOLOGY
MANAGEMENT CORP.
SARASOTA COUNTY ONCOLOGY, INC.
SARASOTA RADIATION & MEDICAL ONCOLOGY
CENTER, INC.
U.S. CANCER CARE, INC.
USCC ACQUISITION CORP.
USCC FLORIDA ACQUISITION CORP.
USCC HEALTHCARE MANAGEMENT CORP.
VENICE ONCOLOGY CENTER, INC.

By:	/s/ Bryan J. Carey
Name:	Bryan J. Carey
Title:	Vice President

I-3